Crow Point Hedged Global Equity Income Fund

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: CGHAX)

Class I Shares (Symbol: CGHIX)

Supplement dated April 30, 2014

to the Crow Point Hedged Global Equity Income Fund’s (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) dated September 30, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

At an in-person meeting held on April 24-25, 2014 the Board of Trustees of Northern Lights Fund Trust II approved changing the name of the “Crow Point Hedged Global Equity Income Fund”. Effective May 12, 2014, the “Crow Point Hedged Global Equity Income Fund” is renamed the “Crow Point Defined Risk Global Equity Income Fund”.  The Fund’s investment objective, policies and strategies remain unchanged.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 30, 2013, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7940.

Supplement dated April 30, 2014